Certification of Accuracy

Re: Translation (from Chinese into English) of the following document:

Agreement

Party A: Visionary Education Technology Holdings Group Inc.

Party B: Wang Xiao Feng (Driver's Licence No. W0418-78906-8032)

Party C: Glorious Future Study Abroad Immigration Group Inc.

Party D: PrideMax International Human Resources Service Inc.

I, Yan Yan Su, hereby attest that I am a translator certified by The Association of Translators and Interpreters of Ontario (ATIO) for *Chinese* into *English and English into Chinese*, that I have translated the attached document, and that to the best of my knowledge, ability, and belief this translation is a true, accurate, and complete translation of the document that was provided to me.

苏燕燕

YAN YAN SU, CT

June 23 2021

DATE

Yan Yan Su, Certified Translator (English to Chinese, Chinese to English)
Tel: 1-647-271-3368, Email: yanyansu2004@yahoo.ca

Agreement

Party A: Visionary Education Technology Holdings Group Inc.

Party B: Wang Xiao Feng (Driver's Licence No. W0418-78906-8032)

Party C: Glorious Future Study Abroad Immigration Group Inc.

Party D: PrideMax International Human Resources Service Inc.

Party A, B, C and D, after friendly negotiations, in order to seek greater development, reach the following agreement on the future acquisition and listing in the United States.

1、Party A shall acquire 100% of the shares of Party C and D held by Party B for C$1 each, and the four parties are scheduled to complete the legal change of equity on April 1, 2021.
2、 After Party A completes the acquisition, Party B agrees to withdraw from the daily management of C and D and hand over the management to Party A, and work in accordance with the listing requirements.
3、Party A guarantees that from 2021, Party C and D shall start to make profits.
4、Matters not covered herein shall be amicably negotiated by both parties.
5、This Agreement is made in quadruplicate, the Chinese Agreement shall be the legal text, and shall come into force after being signed by all parties.

Party A: Visionary Education Technology Holdings Group Inc.

Signature: [handwritten signature]

Party B: WANG, XIAO FENG

Signature: [handwritten signature]

Party C: Glorious Future Study Abroad Immigration Group Inc.

Signature: [handwritten signature]

Party D: PrideMax International Human Resources Service Inc.

Signature: [handwritten signature]

March 15, 2021

协议书

甲方：Visionary Education Technology Holdings Group Inc

乙方: Wang Xiao Feng （驾照号码 W0418-78906-8032）

丙方: Glorious Future Study Abroad Immigration Group Inc

丁方: PrideMax International Human Resources Service Inc

甲、乙、丙、丁四方经友好协商，为了谋求更大发展，就未来并购美国上市达成如下协议：

1、甲方收购乙方持有的丙方和丁方 100%股份，收购价分别为 1 加元，四方定于 2021 年 4 月 1 日完成股权法律变更手续。

2、甲方完成收购后，乙方同意退出丙、丁双方的日常管理，交付甲方管理，并按上市要求开展工作。

3、甲方保证从 2021 年开始，丙、丁双方开始盈利。

4、未尽事宜，双方友好协商。

5、本协议一式四份，以中文协议为法律文字，四方签字后生效。

甲方: Visionary Education Technology Holdings Group Inc

签字:

乙方: WANG，XIAO FENG

签字:

丙方: Glorious Future Study Abroad Immigration Group Inc

签字:

丁方: PrideMax International Human Resources Service Inc

签字:

2021 年 3 月 15 日